                         INSTITUTIONAL CLASS PROSPECTUS

[LOGO OF MAS FUNDS]


                               DECEMBER 27, 2000

Client Services: 1-800-354-8185   Prices and Investment Results: 1-800-522-1525


MAS Funds (the "Fund") is a no-load mutual fund consisting of 30 different investment portfolios, 1 of which is described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), a division of Morgan Stanley Dean Witter Investment Management, is the Fund's investment adviser. This prospectus offers Institutional Class Shares of the following portfolio (the "Portfolio"):

                               MID CAP GROWTH II



The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


INVESTMENT ADVISER

MILLER ANDERSON & SHERRERD, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


   MORGAN STANLEY DEAN WITTER
   --------------------------
   INVESTMENT MANAGEMENT
                                  ONE TOWER BRIDGE . WEST CONSHOHOCKEN, PA 19428

 TABLE OF CONTENTS

INVESTMENT SUMMARY..........................................................   1

MID CAP GROWTH II PORTFOLIO.................................................   2

FEES AND EXPENSES OF THE PORTFOLIO..........................................   3

INVESTMENT STRATEGIES AND RELATED RISKS.....................................   4

PURCHASING SHARES...........................................................   6

REDEEMING SHARES............................................................   7

VALUATION OF SHARES.........................................................   7

GENERAL SHAREHOLDER INFORMATION.............................................   8

FUND MANAGEMENT.............................................................   8

 INVESTMENT SUMMARY

This section explains the Portfolio's:

[_] Investment Objective
[_] Principal Investment Strategy
[_] Principal Risks

Investor Suitability


[_] The Portfolio may be suitable for long-term investors who can accept the risks of investing in the stock market.

[_] The Portfolio is designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

[_] While the Portfolio considers whether its securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

 MID CAP GROWTH II PORTFOLIO

Objective
 The Mid Cap Growth II Portfolio seeks long-term capital growth.

GENERALLY 65% OF TOTAL PORTFOLIO ASSETS
INVESTED IN COMMON STOCKS OF MID CAP COMPANIES
_______________________________________________
EQUITY CAPITALIZATION GENERALLY MATCHING THE
BENCHMARK (CURRENTLY $100 MILLION TO $50
BILLION)
_______________________________________________
FOCUS ON GROWTH SECURITIES
_______________________________________________
BENCHMARK:        RUSSELL MID CAP GROWTH INDEX
_______________________________________________
TICKER SYMBOL:    NOT AVAILABLE
_______________________________________________
CUSIP NO.:        552-913-170


 PORTFOLIO MANAGERS
ARDEN C. ARMSTRONG, DAVID P. CHU AND STEVEN B.
CHULIK

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the Russell Mid Cap Growth Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that consistently beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquistion. The Portfolio may invest, to a limited extent, in foreign equity securities.

Process
The Adviser uses a quantitative screen to sort stocks based on proprietary revisions to analysts' earnings predictions. The Adviser then researches those companies with the most attractive earnings revisions, and evaluates their market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when earnings estimates fall, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. The securities issued by smaller companies may be less liquid. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. In addition, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Mid Cap Growth II Portfolio has not been in operation for a full calendar year.

 FEES AND EXPENSES OF THE PORTFOLIO


The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

EXAMPLE


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

                                                                   TOTAL
                                                                ANNUAL FUND
                               MANAGEMENT DISTRIBUTION  OTHER    OPERATING
                                  FEES    (12B-1) FEES EXPENSES  EXPENSES

  MID CAP GROWTH II PORTFOLIO     .75%        NONE      .25%*     1.00%**

    Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*  Other Expenses are based on estimated amounts for the current year.
** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total expenses will not exceed the rates shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                             TOTAL ANNUAL FUND OPERATING EXPENSES
                           AFTER MAS WAIVER/REIMBURSEMENT & OFFSETS
  -----------------------------------------------------------------
   MID CAP GROWTH
   II PORTFOLIO                              .90%
  -----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.
                                 EXAMPLE

                               1 YEAR 3 YEARS
  MID CAP GROWTH II PORTFOLIO   $102   $318
---------------------------------------------

 INVESTMENT STRATEGIES AND RELATED RISKS


This section discusses in greater detail the Portfolio's principal investment strategies and other types of investments that the Portfolio may make. Please read this section in conjunction with the earlier summary.


Equity securities include preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The Portfolio may purchase shares of other investment companies subject to limits imposed by the Investment Company Act of 1940 ("1940 Act") and any other applicable law.

ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolio treats ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index.

IPOs

The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.


FOREIGN SECURITIES

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Portfolio may use derivatives to offset this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.


DERIVATIVES AND OTHER INVESTMENTS

Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts and swaps.

A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolio may enter into swap transactions which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, securities indices or commodity indices. Swaps may be used to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. The Portfolio will not use derivatives to increase its level of risk above the level that could be achieved using only traditional investment securities. The Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly.

The Portfolio may enter into futures contracts subject to the limitation that it cannot incur obligations to purchase securities under futures and options contracts in excess of 50% of the Portfolio's total assets. It also is subject to the limit that no more than 5% of the Portfolio's total assets at the time of the transaction may be required as margin and option premiums to secure the Portfolio's obligations under future contracts and options thereon entered into for purposes other than bona fide hedging.

The Portfolio may invest in certain derivatives, such as forwards, futures and options that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. This can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities to which they relate.

Hedging the Portfolio's currency risks involves the risks of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.


TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.


PORTFOLIO TURNOVER

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs which may affect the Portfolio's performance and may result in taxable gains being passed through to shareholders. Nonetheless, short-term trading activities that result in high turnover rates are not incompatible with a stated objective of long-term capital growth or other long-term goals, and can lead to gains that may increase share value.

PURCHASING SHARES

Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and corporations or other institutions such as trusts and foundations.

Institutional Class Shares of the Portfolio may be purchased directly from MAS Funds or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Institutional Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Purchases of Institutional Class Shares of the Portfolio are effected at the net asset value per share (NAV) next determined after we receive your purchase order.

Initial Purchase by Mail
You may open an account, subject to acceptance by MAS Funds, by completing and signing an Account Registration Form provided by MAS Funds' Client Services Group ("Client Services") and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check payable to MAS Funds.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
You may purchase Institutional Class Shares of the Portfolio by wiring Federal Funds to Chase. You should forward a completed Account Registration Form to Client Services in advance of the wire. Notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to Chase using the following wire instructions:

           The Chase Manhattan Bank
           1 Chase Manhattan Plaza
           New York, NY 10081
           ABA #021000021
           DDA #910-2-734143
           Attn: MAS Funds Subscription Account
           Ref: (Portfolio Name, Account Number, Account Name)
Additional Investments

You may make additional investments of Institutional Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to MAS Funds) to Client Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to Chase as outlined above. Notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV.

Other Purchase Information
We may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. We may waive the minimum initial and additional investment amounts in certain cases.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for shares will not be issued unless you request them in writing. Certificates for fractional shares, however, will not be issued.

You may redeem shares of the Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. The Portfolio will redeem shares at no charge at the NAV next determined after the request is received in good order. If you redeem shares of the Portfolio through a financial intermediary, you may be charged a transaction-based or other fee by the financial intermediary for its services.

By Mail
Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees. Signature guarantees are required for
(1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact Client Services for further details; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling Client Services at 1-800-354-8185 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

By Facsimile
Written requests in good order for redemptions, exchanges and transfers may be forwarded to the Fund via facsimile at (610) 940-5284. If you make a request via facsimile, you must call Client Services to ensure that the Fund properly received your instructions. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

We will ordinarily pay redemption proceeds within three business days after receipt of your request. We may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio. You may incur brokerage charges when you sell those securities.

VALUATION OF SHARES


We determine the NAV of the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolio is open for business:

The Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The value of portfolio securities may change on a day when you cannot purchase or redeem shares if the Portfolio invests in foreign securities that trade on days when the Fund is closed.

GENERAL SHAREHOLDER INFORMATION

Exchange Privilege
You may exchange the Portfolio's Institutional Class Shares for Institutional Class Shares of the Fund's other portfolios based on their respective NAVs. The exchange privilege is only available with respect to portfolios offering Institutional Class Shares that are qualified for sale in your state of residence. We charge no fee for exchanges. You should send exchange requests to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868, or by facsimile with a follow-up phone call. Exchange requests can also be made by telephone, provided the telephone redemption option has been authorized. We reserve the right to change the terms or conditions of the exchange privilege upon sixty days' notice. Certain portfolios may be closed to new investors from time to time and be unavailable for exchanges.

Frequent trading by shareholders can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for an exchange when we think the exchange privilege is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Taxes
Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gain distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes. The Portfolio may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Distributions paid in January but declared by the Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Exchanges and redemptions of shares in the Portfolio are taxable events.

Dividends and Distributions
The Portfolio normally distributes substantially all of its net investment income to shareholders annually.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify MAS Funds in writing.

FUND MANAGEMENT

Adviser
The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is a division of Morgan Stanley Dean Witter Investment Management ("MSDW"). The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of September 30, 2000, Morgan Stanley Dean Witter Investment Management had in excess of $176.8 billion in assets under management.

The Adviser makes investment decisions for the Portfolio and places the Portfolio's purchase and sales orders. The Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2000 fiscal year.

                                CONTRACTUAL       FY 2000
                                COMPENSATION      ACTUAL
                                    RATE     COMPENSATION RATE
--------------------------------------------------------------
--------------------------------------------------------------
  MID CAP GROWTH II PORTFOLIO*      .75%            N/A
--------------------------------------------------------------

* The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Portfolio to keep Total Operating Expenses from exceeding .90%.

Portfolio Managers
The following describes the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Portfolio:

ARDEN C. ARMSTRONG, Managing Director, MSDW, joined MAS in 1986. She joined the management team for the Mid Cap Growth Portfolio in 1990, the Equity Portfolio in 1994, the Small Cap Growth Portfolio in 1998 and the Mid Cap Growth II Portfolio in 2001.

DAVID P. CHU, Principal, MSDW, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1998 and the Mid Cap Growth II Portfolio in 2001.

STEVEN B. CHULIK, Vice President, MSDW, joined MAS in 1997. He served as a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 to 1995. He attended the Wharton School of the University of Pennsylvania from 1995 to 1997 and received his MBA in 1997. He served as an Equity Analyst at MAS from 1997 to 1999. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1999 and the Mid Cap Growth II Portfolio in 2001.

Distributor
Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

                         INSTITUTIONAL CLASS PROSPECTUS

[LOGO OF MAS FUNDS]

                               DECEMBER 27, 2000

                              TRUSTEES OF THE FUND
                              --------------------

     Thomas L. Bennett, Chairman    Thomas L. Gerrity
     Joseph P. Healey               Joseph J. Kearns
     Vincent R. McLean              C. Oscar Morong, Jr.
     James H. Scott

                              OFFICERS OF THE FUND
                              --------------------

     Lorraine Truten, President     Richard J. Shoch, Secretary
     James A. Gallo, Vice President &  Treasurer
                                    John H. Grady, Jr., Assistant  Secretary

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated December 27, 2000, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090;
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

            MAS FUNDS

            ONE TOWER BRIDGE, WEST CONSHOHOCKEN, PA 19428-0868.
            FOR SHAREHOLDER INQUIRIES, CALL CLIENT SERVICES AT 1-800-354-8185. PRICES AND INVESTMENT RESULTS ARE AVAILABLE AT 1-800-522-1525.


   MORGAN STANLEY DEAN WITTER                 906-PROMASINSTMCG2-1200
   --------------------------
                                  ONE TOWER BRIDGE . WEST CONSHOHOCKEN, PA 19428
   INVESTMENT MANAGEMENT